SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                            ------------------

                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) - March 31, 1997




                          REUNITED HOLDINGS, INC.
            (Exact Name of Registrant as Specified in Charter)


           Rhode Island                0-15238              05-0301429
   (State or Other Jurisdiction      (Commission        (I.R.S. Employer
         of Incorporation)           File Number)      Identification No.)


     Two Executive Drive, Fort Lee, NJ                       07024-3308
  (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code            201-585-2100

Item 5. Other Events.

As previously reported, the Registrant and its parent company, United Merchants and Manufacturers, Inc., each filed petitions for reorganization relief under Chapter 11 of the United States Bankruptcy Code on February 22, 1996.

Registrant and its parent company requested that the Securities and Exchange Commission allow them to follow a modified reporting procedure in lieu of the periodic reports required under the Securities Exchange Act of 1934, as amended. The Commission granted the Registrants' request. Therefore, the Registrants will file, under cover of Form 8-K, the financial reports and schedules that are filed with the Bankruptcy Court. Included herewith, Registrant is filing the cover letter, certificate and verified financial statements/operating reports for the month ended March 31, 1997 as filed with the Bankruptcy Court.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Reunited Holdings, Inc.
                                    (formerly Victoria Creations, Inc.)




Date: May 2, 1997                   By /s/ Norman R. Forson
                                       Norman R. Forson
                                       Senior Vice President

             UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.
                      REUNITED HOLDINGS, INC., D.I.P.
                      Two Executive Drive, Suite 780
                             Fort Lee NJ 07024
                               201-585-2100
May 2, 1997

United States Bankruptcy Court
Southern District of New York
Attn: Office of the Clerk
Alexander Hamilton Customs House
One Bowling Green
New York NY 10004-1408

In re: United Merchants and Manufacturers, Inc. and Reunited Holdings, Inc. (formerly Victoria Creations, Inc.), Debtors, Jointly Administered Chapter 11 Case No. 96 B 40941 (AJG)

Enclosed herewith is a copy of the verified financial statements/operating reports for the month of March 1997.

Also enclosed is a schedule of and receipts for Federal, state, and local taxes withheld and paid for the month.

The companies do not make sales subject to sales tax.

All property taxes due and payable have been paid.

All insurance policies, including for workers compensation and disability, have been paid for the current period.



UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.
VICTORIA CREATIONS, INC., D.I.P.



by Norman R. Forson, Senior Vice President

cc: U.S. Department of Justice
    Office of the United States Trustee
    Southern District of New York
    Attn: Goodwin Benjamin, Esquire
    80 Broad Street, 3rd Floor
    New York NY 10004

    Zalkin, Rodin & Goodman LLP
    Attn: Andrew D. Gottfried, Esquire
    750 Third Avenue
    New York NY 10017

    Skadden, Arps, Slate, Meagher & Flom
    Attn: Michael L. Cook, Esquire
    919 Third Avenue
    New York NY 10022-3897

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

in re
                                                 CASE NO. 96 B 40941 (AJG)
                                                 CHAPTER 11
UNITED MERCHANTS AND MANUFACTURERS, INC. AND
  REUNITED HOLDINGS, INC. (formerly VICTORIA CREATIONS, INC.), Debtors

                      MONTHLY OPERATING STATEMENT FOR
                          THE MONTH OF MARCH 1997

DEBTORS' ADDRESS:
2 Executive Drive, Suite 780
Fort Lee NJ 07024

                               Monthly Disbursements - see Statement of
                                                            Cash Flows

DEBTORS' ATTORNEY:
Michael L. Cook (MC 7887)
Lawrence V. Gelber (L 9384)
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York NY 10022-3897

                               Monthly Operating Profit - see Statement of
                                                               Operations

REPORT PREPARER:
Norman R. Forson, Senior Vice President

    This operating statement must be signed by a representative of the Debtor.

    The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.




Date: MaY 2, 1997              /s/ Norman R. Forson, Sr. V.P.
                               Signature and Title

Indicate if this is an amended statement by checking here.

                                          AMENDED STATEMENT [  ]

                      REUNITED HOLDINGS, INC., D.I.P.
                    (formerly Victoria Creations, Inc.)

                           FINANCIAL STATEMENTS


                                   INDEX

                                                            Page
                                                           Number

Statement of Operations...................................    2

Balance Sheet ............................................    3

Statement of Cash Flows...................................    4

Notes to Financial Statements ............................    5

         REUNITED HOLDINGS, INC., D.I.P.
          (formerly Victoria Creations, Inc.)

         Statement of Operations  (000 omitted)






                                                              MONTH OF
                                                               MARCH
                                                                1997
                                                             ---------

         Revenues............................................      $15


         Selling, general and administrative expenses........      (24)
                                                             ---------
                                     Operating Income (Loss)       ($9)

         Other income (expenses):
          Interest income....................................        7
                                                             ---------
              Earnings (Loss) before Reorganization Expenses       ($2)

         Reorganization expenses:
          Management services by Parent Company..............      (65)
          Legal and other expenses...........................      (80)
          Transfer of accrued reorganization
           expenses from Parent Company......................     (300)
                                                             ---------
                                         Net Earnings (Loss)     ($447)
                                                             =========


         Average common shares outstanding...................    7,800

         Net earnings (loss) per share.......................   ($0.06)


         See notes to financial statements.

         REUNITED HOLDINGS, INC., D.I.P.
          (formerly Victoria Creations, Inc.)

         Balance Sheet  (000 omitted)
                                                              MARCH 31
                                                                1997
                                                             ---------
                                ASSETS
         Current Assets:
          Cash...............................................   $1,738
          Receivables........................................       83
                                                             ---------
                                                Total Assets    $1,821
                                                             =========

                 LIABILITIES AND STOCKHOLDERS' EQUITY
         Current Liabilities:
          Accounts payable...................................      $97
          Accrued expenses and other liabilities.............    1,231
                                                             ---------
                                   Total Current Liablilties    $1,328

         Liabilities subject to compromise:
          Accounts payable...................................   $3,594
          Accrued expenses...................................      239
          Due to Parent Company..............................   15,331
                                                             ---------
                     Total Liabilities Subject to Compromise   $19,164

         Stockholders' Equity:
          Common stock, $0.01 par value,
           authorized 10 million shares,
           outstanding 7.8 million shares....................      $58
          Additional paid-in capital.........................   32,998
          Retained earnings (deficit)........................  (51,727)
                                                             ---------
                        Total Stockholders' Equity (Deficit)  ($18,671)
                                                             ---------
                                Total Liabilities and Equity    $1,821
                                                             =========
         See notes to financial statements.

         REUNITED HOLDINGS, INC., D.I.P.
          (formerly Victoria Creations, Inc.)

         Statement of Cash Flows  (000 omitted)


                                                              MONTH OF
                                                               MARCH
                                                                1997
                                                             ---------

         Cash Flows from Operating Activities:
           Net earnings (loss)...............................    ($447)
           Add back item not requiring cash in current
            period - Transfer of accrued reorganization
            expenses from Parent Company.....................      300
           Decrease (increase) in assets:
             Accounts receivable.............................       14
           Increase (decrease) in current liabilities:
             Accounts payable................................       20
             Accrued expenses and other liabilities..........       24
                                                             ---------
            Net Cash Provided (Used) by Operating Activities      ($89)

         Cash Flows from Investing Activities................        0

         Cash Flows from Financing Activities................        0
                                                             ---------
                             Net Increase (Decrease) in Cash      ($89)


         Cash at beginning of period.........................    1,827
                                                             ---------
                                       Cash at End of Period    $1,738
                                                             =========

         ----------
         Supplemental disclosure:
           Cash payments for:
             Interest........................................       $0
             Income taxes....................................        0

         See notes to financial statements.

REUNITED HOLDINGS, INC. (formerly Victoria Creations, Inc.), D.I.P.

Notes to Financial Statements

Note A - Basis of Presentation

The accompanying financial statements of Reunited Holdings, Inc. (formerly Victoria Creations, Inc.) ("Company") are unaudited, are as of and for the month ended March 31, 1997 and have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results of operations of any interim period are subject to year-end audit and adjustments, and are not necessarily indicative of the results of operations for the fiscal year. For further information, refer to the financial statements and footnotes thereto included in the Company's verified financial statements/operating reports for the year ended June 30, 1996 filed with the United States Bankruptcy Court, Southern District of New York, New York NY.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles applicable to a going concern which contemplate the realization of assets and the liquidation of liabilities in the normal course of business. In the event that a plan of reorganization (see Note B below) is not consummated or is consummated on a different basis, certain adjustments may be required to the stated amounts and classification of assets and liabilities. See Note E below.

The Company is an 80%-owned subsidiary of United Merchants and Manufacturers, Inc. (UM&M or Parent Company). UM&M is a publicly-held company.

During the month of March 1997, the Parent Company transferred to the Company additional liability for reorganization expenses of the jointly administered bankruptcy cases. These expenses had been accrued previously by the Parent Company. The transfer is shown by the Company as an expense in March 1997.

Note B - Petition for Reorganization under Chapter 11

On February 22, 1996, the Company and its Parent Company filed petitions for reorganization relief under Chapter 11 of the Bankruptcy Code in the United States Court for the Southern District of New York.

Pursuant to the Bankruptcy Code, the Company is continuing to operate its business as debtor-in-possession while the reorganization case is pending. The Company is allowed to use, and is using, its cash and other resources at the operating level in the ordinary course of business.

Under Chapter 11, the presentation and collection of certain prepetition claims against the Company are stayed. These claims are reflected in the balance sheet as "Liabilities Subject to Compromise". Liabilities subject to compromise are stated at the Company's carrying value and not at the amounts for which the claims may be settled. The statement of cash flows reflects changes in applicable liabilities before the reclassification of such amounts to Liabilities Subject to Compromise.

Additional claims (liabilities subject to compromise) may arise resulting from rejection of executory contracts, including leases, and may be determined by the court (or agreed to by the parties in interest) for contingencies and other disputed amounts.

On February 26, 1997, the Company and its Parent Company each filed amended and restated reorganization plans dated as of February 25, 1997 with the United States Bankruptcy Court for the Southern District of New York ("Bankruptcy Court"). The plans set forth how claims against and interests in the companies will be treated following the companies' emergence from Chapter 11. The plans are based on the conclusion that recovery to creditors will be maximized by the companies' continued operations as going concerns under terms of the plans. Disclosure statements describing certain aspects of the plans, the companies' businesses, significant events occurring in the Chapter 11 cases and related matters were approved by the Bankruptcy Court. The disclosure statements were mailed to persons holding claims or interests in the companies, along with ballots, as applicable, soliciting votes for accepting or rejecting the reorganization plans. The votes were to be received by the voting agent by March 31, 1997.

Under the Company's plan, claims and interests in the Company are divided into classes. If the plan is approved by the holders of the claims authorized to vote and by the Bankruptcy Court, certain unclassified claims, including administrative claims and priority tax claims, and certain other priority claims, will receive payment in cash either on the consummation date or in installments over time or such other treatment as is agreed upon with the holders of such claims. All other claims and all interests are classified into classes and will receive distributions and recoveries, if any, as follows:

    Class 1 - Other Priority Claim - the Pension Benefit Guaranty Corporation ("PBGC"), which took over the parent company's pension plan, filed a claim against the Parent Company for the underfunding of the plan and took the position that the Company was a guarantor of the liability, if any. In settlement, the PBGC will receive a note from the Parent Company in the principal amount of $17.2 million, payable from future earnings of the Parent Company, and a cash payment of $400,000 from the Company.

    Class 3 - General Unsecured Claims - Holders of general unsecured claims will receive a pro rata share of certain cash designated for payment of such claims and principal amount of a new debenture, the total of which will equal the holder's claim.

    Class 4 - Subordinated Claim - The parent company is the holder of this claim. The Parent Company will contribute $5.0 million of this claim to the paid-in surplus of the Company. The Parent Company will then receive a pro rata share of the cash mentioned in class 3 above and principal amount of the new debentures mentioned in class 3 above, the total of which will equal the Parent Company's adjusted claim. The Parent Company will use the cash received to purchase at par value, on a pro rata basis, the new debentures issued to certain holders of class 3 claims.

    Class 5 - Common Stock Interests - Holders of the Company's common stock interests shall retain such interests which shall become the common stock interests in the reorganized Company.


The above is a summary of the plan and is qualified in its entirety by reference to the provisions of the plan.

Note C - Income Taxes

The Company has net operating loss carryforwards to offset earnings.

Note D - Sale of Assets

As reported in the Company's financial statements as of and for the year ended June 30, 1996 and the month ended July 31, 1996, under order of the Bankruptcy Court, effective July 1, 1996, the Company sold most of its operating assets as a "going concern" for proceeds of approximately $5.5 million in cash and the assumption by the buyer of $19.55 million of the Company's liability to its senior secured lender. The Company simultaneously used a portion of the cash proceeds to payoff the balance owed to the senior secured lender. The sale resulted in a non-cash loss of approximately $24.2 million. Subsequent to the sale, the Company continues to own and operate a design studio providing design services for the high-quality-costume-jewelry and fashion-jewelry industries.

Note E - Subsequent Event

As mentioned in Note B above, the Company and its parent company each filed an Amended and Restated Reorganization Plan with the Court dated February 25, 1997. After the solicitation procedures set forth by the Court were completed, a confirmation hearing was held on April 9, 1997.
At the conclusion of the hearing, the Amended and Restated Reorganization Plan of the Company (and of its parent company) was confirmed by the Court.

The Company filed a Current Report on Form 8-K with the Securities and Exchange Commission on April 24, 1997 which included Exhibits, included herein by reference, as follows:

    Amended and Restated Reorganization Plan of Reunited Holdings, Inc. (formerly Victoria Creations, Inc.), dated February 25, 1997

    Findings of Fact, Conclusion of Law, and Order under 11 U.S.C. Sections 1129(a) and (b) and Fed. R. Bankr. P. 3020 Confirming Amended and Restated Reorganization Plan of Reunited Holdings, Inc. (Formerly Victoria Creations, Inc.) Dated February 25, 1997, dated April 10, 1997
                                     7

The following pro forma balance sheet of the Company reflects certain adjustments which will result from the implementation of the Plan of Reorganization as if the Plan had been implemented on March 31, 1997. The adjustment amounts are based on the best information available to the Company as of this date and are subject to change.

Pro Forma Balance Sheet as of March 31, 1997

                                                (000 omitted)
                                    ------------------------------------
ASSETS:                                BEFORE
                                     ADJUSTMENT  ADJUSTMENTS  ADJUSTED
                                     ----------  -----------  --------
Cash............................... $   1,738    $ (1,100) A
                                                     (400) C
                                                      (25) D
                                                     (188) E   $     25
Receivables........................        83                        83
                                    ---------    --------      --------
                                    $   1,821    $ (1,713)     $    108
                                    =========    ========      ========

LIABILITIES AND EQUITY:

Accounts payable................... $   3,691    $ (3,600) E   $     91
Accrued expenses...................     1,470      (1,100) A
                                                      267  B
                                                     (480) E        157
Due to Parent Company..............    15,331     (10,331) E
                                                   (5,000) F          0
3.5% Notes payable:
 To Parent Company - Principal.....                10,331  E
    less discount..................                (3,845)        6,486
 Other - Principal.................                 3,892  E
    less discount..................                (1,449)        2,443
Equity.............................   (18,671)       (267) B
 (Note - The 7.8 million shares of                   (400) C
 Common Stock previously outstanding                  (25) D
 continue.  See note B above)                       5,294  E
                                                    5,000  F     (9,069)
                                    ---------    --------      --------
                                    $   1,821    $ (1,713)     $    108
                                    =========    ========      ========

------------
A - Payment of administrative expenses
B - Accrue liability
C - Payment of settlement with PBGC
D - Payment of settlement with former lender
E - Cash payments and issuance of notes to creditors and Parent Company F - Contribution of capital from Parent Company